Exhibit 32.1

Certification of CEO under Section 906

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Trump Casino Holdings, LLC and Trump Casino Funding, Inc. (the “Companies”) on Form 10-K for the year ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Donald J. Trump, the Chief Executive Officer of the Companies, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Companies.

/s/ DONALD J. TRUMP
Donald J. Trump
Chief Executive Officer of
Trump Casino Holdings, LLC; and
Trump Casino Funding, Inc.

March 31, 2005